Exhibit 99.2
June 10, 2010 Acquisition of EducationCity

1 Safe Harbor Summary These slides and accompanying oral presentation contain forward-looking statements. These statements relate to our acquisition of EducationCity and our 2010 guidance and other future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," or "continue" or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Factors that could materially affect actual results, levels of activity, performance or achievements include those referenced in today's press release and current report on Form 8-K related to the EducationCity acquisition, those listed under the caption "Risk Factors" of Archipelago Learning's Prospectus dated November 19, 2009, its annual report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2010, and its quarterly report filed on Form 10-Q with the Securities and Exchange Commission on May 12, 2010. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from our forward-looking statements. Any forward-looking statement you see or hear during this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise, except as required by law.

Archipelago Learning Announces Acquisition of EducationCity

EducationCity.com®

- Leading publisher of online education content
- Based in U.K. with ~27% penetration and rapidly growing U.S. business
- Subscription-based SaaS business model
- Adjusted Cash EBITDA margin and cash flow conversion similar to Study Island
- Significant growth potential

Acquisition Criteria

- ✓ Complementary content
- ✓ Product extensions
- ✓ Geographical expansion
- ✓ Dynamic SaaS business model
- ✓ Attractive financial profile and growth prospects
- ✓ Strong management and cultural fit
- ✓ Long term shareholder value creation

Archipelago Learning

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EducationCity is Highly Complementary



Online Education in Pre-K through 6th

- Founded in 1999 by Matthew Drakard and Simon Booley
- 2.5 million students in 13,000 schools
- Generated over $13 million in invoiced sales and $9 million in GAAP revenue in 2009
- Generated $6 million in adjusted cash EBITDA[(1)] in 2009
- Rapid growth
    - 25% and 51% 2009 growth in invoiced sales and adjusted EBITDA (37% and 52% FX-adjusted[(2)] growth)
- Offices in U.S. and U.K.
    - U.K. launch in 2002 and U.S. launch in late 2006



Customized to Standards

- Content directly maps to U.K. education standards and to each U.S. state's standards
    - Math, language arts and science
- Modules include basic instruction, interactive activities, practice tests, printable paper worksheets
- Whole-class teaching tools used in either a computer lab or on a whiteboard

Trusted Reputation

- 99% customer satisfaction in online research survey
- High renewal rate (79%)
- Winner of two Teachers' Choice awards in 2010 and an Eddie award in 2009
- Like Study Island, customers find the EducationCity program fun, engaging, effective and affordable

1. See appendix for reconciliation to GAAP metrics.
2. FX adjusted 2009 growth rates in this document assume constant currency conversion at 2008 average FX rate of 0.54472 GBP / USD.

Archipelago Learning

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4 Strong Strategic Fit Compelling Product Offering Well Aligned with Study Island Brand Expands Archipelago Learning into core classroom instruction and individualized instruction to help students learn basic academic content, which can then be reinforced and mastered using Study Island Like Study Island, customers find the EducationCity program fun, engaging, effective and affordable Enhances Capabilities of Existing Study Island Offering Bolsters Study Island's current K-6 product offering, particularly at the lower grades, K-3 Complements Study Island's standards-based practice, assessment and test-prep value proposition Provides Entry Point for Study Island into U.K. Market Attractive Organic Growth Profile and Business Model Invoiced sales growth of 37% in 2009 (FX-adjusted) projected to grow 30% in 2010 High impact, low cost product with strong recurring revenue base and ~47% adjusted cash EBITDA margins Opportunity for Synergy / Revenue Upside from Combination Potential to leverage each company's sales force and customer base to drive greater sales of EducationCity's offerings in the U.S. and of ARCL's offerings in the U.K. and other English speaking countries EducationCity's growth potential is significant Study Island customers recognized EducationCity as the most desired complementary product (1) 1. As identified by independent Market Measurement customer survey, November 2009.

5 Complementary Strengths Reinforcement Teaching 100% online Customized to standards Highly engaging Preschool Primary School Secondary School Common Themes Subscription based Math, reading and science High impact and low cost Practice Assessment Review Instruction Initial Core Instruction Individualized Instruction

Entry into Attractive U.K. Market Furthers U.S. Penetration & Growth Opportunities 6 Naperville, Illinois (near Chicago) Entered U.S. market in late 2006 5,200 square feet / leased office space 38 employees and 30 seasonal sales temps Rutland, U.K. (near Birmingham) Entered U.K. market in 2002 Moved office to new premises in 2009 Over 9,000 square feet / leased office space 67 employees U.K. Market Opportunity Addressable market: ~30,000+ schools ~10 million students Currently in 8,200 schools U.S. Market Opportunity Addressable market: 118,000 schools 50+ million students Currently in 4,800 schools Attractive Global Footprint

Phased Integration Process

Corporate Structure

- EducationCity will be run as a separate ARCL division
- Co-founders continuing to run day-to-day operations
- ARCL to place division finance director/controller and accounting staff in U.K. office
- Additional investments
  - Sales & marketing
  - Web platform enhancements
  - Disaster recovery
  - Flash-animation development staff / product expansion and enhancements

Short Term Synergies

- Up-sell existing customers not using both products
- Immediate cost savings and infrastructure leverage opportunities; for example:
  - Hardware / software purchasing
  - Customer training
  - Trade show coordination
- Leverage EducationCity animation core competencies for Study Island product enhancements
- Share best practices

Longer Term Opportunities

- Platform for International expansion of Study Island
  - Adapt Study Island products for cross-selling in U.K. market and other English speaking markets
- Invest in required technology to manage businesses seamlessly
- Joint development of new products and product enhancements


STUDY ISLAND
EducationCity.com

Archipelago Learning
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Key Transaction Terms

Purchase Price / Consideration (1)	▪ $87 million (net of cash acquired, excluding fees)
	  ▪ Upfront consideration of $82 million
	  ▪ $5 million total deferred, which is payable in cash in 2011 and 2012
	▪ $17 million in ARCL stock[(2)] / $70 million in cash ($25 million incremental debt, $45 million cash on hand)

Pro Forma Capitalization	▪ 3/31/2010 pro forma capitalization
	  ▪ $16 million cash balance[(3)]
	  ▪ $86 million total debt

Impact on Pro Forma Financials (4)	▪ Transaction expected to be $0.09 accretive to free cash flow per share in 2010 and $0.16 accretive in 2011[(5)] ▪ Transaction expected to be dilutive to diluted EPS in both fiscal 2010 and 2011 due to EducationCity's high growth profile and the associated lag in GAAP recognized revenue; ($0.06) in 2010 and ($0.04) in 2011[(6)]
Closing	▪ June 9, 2010

1. Excludes transaction fees and expenses. Based on June 9, 2010 closing share price.
2. Stock consideration of 1.242 million shares of Archipelago Learning represents approximately 4.6% pro forma ownership.
3. Reflects up-front cash consideration paid and transaction fees and expenses.
4. Includes EducationCity for period beginning June 2010.
5. Free cash flow defined as cash flow from operations less capital expenditures.
6. EPS dilution shown before any write-down in EducationCity deferred revenue associated with purchase accounting adjustments at close.

Archipelago Learning

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9 Attractive Financial Profile and Growth Dynamic Invoiced Sales (1) 2008 2009 Cash Rev 10.5 13.1 $ in millions 2008 2009 Cash EBITDA 4.1 6.2 Revenues (2) 2008 2009 Cash Rev 7.2 8.6 $ in millions $ in millions 52% FX-adjusted Growth (51% Actual) 37% FX-adjusted Growth (25% Actual) 40% FX-adjusted Growth (20% Actual) Margin 39% 47% 1. Invoiced sales are equal to revenues plus the change in deferred revenue. 2. GAAP revenues shown before any write-down in EducationCity deferred revenue associated with purchase accounting adjustments at close. 3. Adjusted cash EBITDA includes adjustments for changes in deferred revenue, stock-based compensation expenses, and other one-time items. Adjusted Cash EBITDA (3)

10 Archipelago Learning Revised Guidance Excluding EducationCity 2010 Full-Year Guidance (excluding EducationCity) (1) Update Growth at Mid-point vs. FY 2009 Revenue of $52 to $56 million Revised 26% Adjusted diluted EPS of $0.40 to $0.44 (2)(3) Revised 20% Diluted EPS of $0.36 to $0.40 (3) Revised 30% Cash flow from operations of $23 to $25 million (3) Unchanged 22% Capital expenditures of approximately $2 million Unchanged 8% Total schools of 24,000 to 25,000 Unchanged 13% 1. Financials shown before any non-cash write-down to EducationCity deferred revenue related to purchase accounting adjustments at close. 2. Adjusted diluted EPS excludes stock compensation expense, the gain / loss on our interest rate swap and non-recurring items. 3. EPS growth rates assume 2009 normalized to reflect 2010 corporate tax rate of 37%. Cash flow from operations growth rate assumes 2009 normalized to reflect 2010 effective cash tax rate of ~17%. All growth rates shown pro forma for TeacherWeb divestiture.

11 Archipelago Learning & EducationCity Combined Guidance 2010 Full-Year Guidance Revenue of $58 to $62 million Adjusted diluted EPS of $0.34 to $0.38 Diluted EPS of $0.30 to $0.34 Cash flow from operations of $27 to $29 million Capital expenditures of approximately $3 million Total schools of 36,000 to 37,000 Accretive to free cash flow per share by $0.09 in 2010 Dilutive to EPS by ($0.06) in 2010

12 The Combined Company is a Powerful Player in the Online Education Market subscription-based revenue with strong renewal rates, high margins and cash flow 100% online across the U.S., U.K. and Canada ~30,000+ schools student users worldwide ~12+ million ....and we're just getting started... The Future of K-12 Education is Here Today

Appendix 13

14 Adjusted Cash EBITDA Reconciliation Reconciliation to EducationCity GAAP Metrics 2009A Net Income (Loss) ($557) Add back Provision (Benefit) for Income Taxes (692) Add back Other (Income) / Expense 201 Add back Unusual Items(1) 748 Add back Director Bonuses(2) 1,996 Change in Deferred Revenue 4,456 Adjusted Cash EBITDA $6,152 1. Unusual items includes shareholder bonus (non-director), stock compensation and employee tribunal. 2. Director Bonuses includes bonus and pension distributions to co-owners that exceed normal business and are not expected to occur post-acquisition.